Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 2

to
THIRD AMENDED AND RESTATED CREDIT AGREEMENT (FIVE-Year Facility)

This AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (FIVE-YEAR FACILITY), dated as of August 29, 2024, is entered into by and among:

(i)            Caterpillar Inc. (“Caterpillar”);

(ii)           Caterpillar Financial Services Corporation (“CFSC”);

(iii)          Caterpillar Finance Kabushiki Kaisha (“CFKK”);

(iv)          Caterpillar International Finance Designated Activity Company (“CIF” and together with Caterpillar, CFSC and CFKK, the “Borrowers”);

(v)           the Banks party to the Existing Credit Agreement referenced below (collectively, the “Banks”); and

(vi)          Citibank, N.A., as Agent (the “Agent”) under the Existing Credit Agreement.

PRELIMINARY STATEMENTS

The Borrowers, the Banks and the Agent are parties to the Third Amended and Restated Credit Agreement (Five-Year Facility) dated as of September 1, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement (Five-Year Facility), dated as of August 31, 2023, the “Existing Credit Agreement”).

The Borrowers have requested that the Existing Credit Agreement be amended as hereinafter set forth.

The Existing Credit Agreement, as amended by this Amendment, is referred to herein as the “Amended Credit Agreement”.

In consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

SECTION 1.         Defined Terms. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Amended Credit Agreement.

SECTION 2.         Amendments to the Existing Credit Agreement. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:

2.1.          The definition of “Current Termination Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety as follows:

“Current Termination Date” means, with respect to any Bank at any time, August 29, 2029, or such later date to which the “Current Termination Date” shall then have been extended with the consent of such Bank pursuant to Section 2.16.

2.2.          Schedule I to the Existing Credit Agreement is hereby amended to delete the Commitments and the Revolving Credit Commitments of The Bank of New York Mellon.

2.3.          Schedule I to the Existing Credit Agreement is hereby amended to insert the Commitments and the Revolving Credit Commitments of DBS Bank Ltd. as follows:

BANK	COMMITMENT	REVOLVING CREDIT COMMITMENT
DBS Bank Ltd.	$44,000,000	$44,000,000

SECTION 3.         Reaffirmation of CFSC Guaranty. CFSC hereby reaffirms all of its obligations under Article IX of the Amended Credit Agreement and acknowledges and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed.

SECTION 4.         Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof (the “Amendment Effective Date”) upon the Agent’s receipt of the following:

4.1.          duly executed counterparts of this Amendment from each Borrower, the Agent, and each Bank;

4.2.          the Agent shall have received, for the account of each applicable Bank, any upfront fees to be paid by any Borrower to such Banks in connection with this Amendment;

4.3.            Certificate(s) of the Secretary or an Assistant Secretary (or the equivalents thereof) of each Borrower certifying as to: (i) the attached Certificate of Incorporation and By-laws (or the equivalents thereof) of such Borrower; (ii) the attached resolutions of the Board of Directors of such Borrower evidencing corporate authority to execute and deliver this Amendment and the other documents to be executed and delivered in connection therewith; and (iii) the names and true signatures of the officers of such Borrower authorized to sign this Amendment and the other documents to be delivered in connection therewith;

4.4.          Good standing certificates for each of Caterpillar and CFSC;

4.5.          an opinion letter of counsel for each of Caterpillar and CFSC, given upon their express instructions, in form and substance reasonably acceptable to the Agent;

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4.6.          an opinion letter of Mayer Brown LLP, counsel for the Borrowers, given upon their express instructions, in form and substance reasonably acceptable to the Agent;

4.7.          a Beneficial Ownership Certification in relation to each Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, to the extent such documentation is requested at least five (5) Business Days prior to the Amendment Effective Date; and

4.8.          Evidence of the Credit Ratings for the Borrowers in effect as of the Closing Date (with no written copies thereof being required).

SECTION 5.         Covenants, Representations and Warranties of the Borrowers.

5.1.          Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Amended Credit Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the date hereof.

5.2.          Each Borrower hereby represents and warrants that (a) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor’s rights generally and by the effect of general principles of equity and (b) on the date hereof, no Event of Default exists with respect to such Borrower and no event exists which, with the giving of notice, the lapse of time or both, would constitute an Event of Default with respect to such Borrower.

SECTION 6.         Reference to and Effect on the Existing Credit Agreement.

6.1.          Upon the effectiveness of this Amendment, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to any such agreement in any other document, instrument or agreement executed and/or delivered in connection with such agreement shall mean and be a reference to such agreement as amended hereby. In addition, this Amendment constitutes a Loan Document.

6.2.          Except as specifically amended above, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

6.3.          The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Existing Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 7.         Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original of such signature. The parties may execute this Amendment using Electronic Signatures as contemplated by Section 8.11 of the Amended Credit Agreement. The execution of this Amendment by any party hereto shall be enforceable against its Affiliates party to the Loan Documents, and shall constitute each such Affiliate’s approval of this Amendment.

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SECTION 8.         Governing Law; Submission to Jurisdiction; Service of Process; Waiver of Jury Trial. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York (without regard for conflict of law principles that would result in the application of any law other than the internal law of the State of New York). This Amendment shall be subject to the submission to jurisdiction and service of process provisions and requirements set forth in Section 8.08 of the Amended Credit Agreement, and the waiver of jury trial provisions and requirements set forth in Section 8.12 of the Amended Credit Agreement.

SECTION 9.         Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 10.       Additional Bank; Departing Bank.

10.1.        Upon the effectiveness hereof, DBS Bank Ltd. (the “Additional Bank”) shall constitute a Bank under the Amended Credit Agreement, with its Commitment and Revolving Credit Commitment appearing in Schedule I to the Amended Credit Agreement. The Additional Bank shall be deemed and constitute a Bank under the Amended Credit Agreement and the other Loan Documents and shall be bound by the provisions of this Amendment, the Amended Credit Agreement and the other Loan Documents (including, without limitation, funding obligations in respect of its Commitment and Revolving Credit Commitment as and when required under the Amended Credit Agreement). The Additional Bank acknowledges and agrees that it has received a copy of the Amended Credit Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Bank, which analysis and decision has been made independently of and without reliance upon the Agent or any other Bank. The Additional Bank confirms it will, independently and without reliance on the Agent, or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement and the Loan Documents, and it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

10.2.        Upon the effectiveness hereof, The Bank of New York Mellon (the “Departing Bank”) shall no longer constitute a Bank under the Amended Credit Agreement or any other Loan Document. The Departing Bank’s Commitment and Revolving Credit Commitment under the Existing Credit Agreement immediately prior to giving effect to this Amendment shall be terminated, and the Departing Bank shall not be a “Bank” party to the Amended Credit Agreement. The Departing Bank shall no longer have any rights or obligations under the Amended Credit Agreement or any other Loan Document (other than rights and obligations under those provisions of the Existing Credit Agreement that expressly survive termination thereof, which shall survive).

The remainder of this page is intentionally blank.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized as of the date first above written.

CATERPILLAR INC.

By	/s/Patrick McCartan
	Name:	Patrick McCartan
	Title:	Treasurer

CATERPILLAR FINANCIAL SERVICES CORPORATION

By	/s/Derek Jacobs
	Name:	Derek Jacobs
	Title:	Treasurer

CATERPILLAR INTERNATIONAL FINANCE DESIGNATED ACTIVITY COMPANY

By	/s/Derek Jacobs
	Name:	Derek Jacobs
	Title:	Director

CATERPILLAR FINANCE KABUSHIKI KAISHA

By	/s/Derek Jacobs
	Name:	Derek Jacobs
	Title:	Director

Signature Page to

Amendment No. 2 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

Caterpillar: Confidential Green

CITIBANK, N.A., individually and as Agent

By	/s/Susan Olsen
	Name:	Susan Olsen
	Title:	Vice President

Signature Page to

Amendment No. 2 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

Caterpillar: Confidential Green

BANK OF AMERICA, N.A.

By	/s/Kathryn DuFour
	Name:	Kathryn DuFour
	Title:	Vice President

Signature Page to

Amendment No. 2 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

Caterpillar: Confidential Green

JPMORGAN CHASE BANK, N.A.

By	/s/Will Price
Name: Will Price
Title: Executive Director

Caterpillar: Confidential Green

BARCLAYS BANK PLC

By	/s/Charlene Saldanha
Name: Charlene Saldanha
Title: Vice President

Caterpillar: Confidential Green

SOCIÉTÉ GÉNÉRALE

By	/s/Kimberly Metzger
Name: Kimberly Metzger
Title: Director

Caterpillar: Confidential Green

MUFG BANK, LTD.

By	/s/Jorge Georgalos
Name: Jorge Georgalos
Title: Director

Caterpillar: Confidential Green

BNP PARIBAS

By	/s/Rick Pace
Name: Rick Pace
Title: Managing Director

By	/s/Cody Flanzer
Name: Cody Flanzer
Title: Vice President

Caterpillar: Confidential Green

HSBC BANK USA, N.A.

By	/s/Matthew McLaurin
Name: Matthew McLaurin
Title: Director

Caterpillar: Confidential Green

ING BANK N.V., DUBLIN BRANCH

By	/s/Robert O’Donoghue
Name: Robert O’Donoghue
Title: Managing Director

By	/s/Louise Gough
Name: Louise Gough
Title: Director

Caterpillar: Confidential Green

LLOYDS BANK PLC

By	/s/Graham McDonald
Name: Graham McDonald
Title: Associate Director

Caterpillar: Confidential Green

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By	/s/David Perlman
Name: David Perlman
Title: Authorized Signatory

Caterpillar: Confidential Green

U.S. BANK NATIONAL ASSOCIATION

By	/s/Mary Ann Hawley
Name: Mary Ann Hawley
Title: Vice President

Caterpillar: Confidential Green

THE BANK OF NOVA SCOTIA

By	/s/Kelly Cheng
Name: Kelly Cheng
Title: Managing Director

Caterpillar: Confidential Green

THE NORTHERN TRUST COMPANY

By	/s/Peter J. Hallan
Name: Peter J. Hallan
Title: Senior Vice President

Caterpillar: Confidential Green

COMMERZBANK AG, NEW YORK BRANCH

By	/s/Barbara Stacks
Name: Barbara Stacks
Title: Director

By	/s/Jeff Sullivan
Name: Jeff Sullivan
Title: Vice President

Caterpillar: Confidential Green

SUMITOMO MITSUI BANKING CORPORATION

By	/s/Jun Ashley
Name: Jun Ashley
Title: Director

Caterpillar: Confidential Green

STANDARD CHARTERED BANK

By	/s/Kristopher Tracy
Name: Kristopher Tracy
Title: Director – Financing Solutions

Caterpillar: Confidential Green

BANCO SANTANDER, S.A., NEW YORK BRANCH

By	/s/Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By	/s/Daniel Kostman
Name: Daniel Kostman
Title: Executive Director

Caterpillar: Confidential Green

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/Michael J. Stein
Name: Michael J. Stein
Title: Executive Director

Caterpillar: Confidential Green

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

By	/s/Xuan Zhang
Name: Xuan Zhang
Title: Assistant Vice President

By	/s/Yuanyuan Peng
Name: Yuanyuan Peng
Title: Executive Director

Caterpillar: Confidential Green

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By	/s/Wendy Tso
Name: Wendy Tso
Title: Director

Caterpillar: Confidential Green

KBC BANK N.V.

By	/s/William Cavanaugh
Name: William Cavanaugh
Title: Managing Director

By	/s/Francis X. Payne
Name: Francis X. Payne
Title: Managing Director

Caterpillar: Confidential Green

CHINA CONSTRUCTION BANK CORPORATION, NEW YORK BRANCH

By	/s/Lihua Guo
Name: Lihua Guo
Title: DGM

Caterpillar: Confidential Green

WESTPAC BANKING CORPORATION

By	/s/Richard Yarnold
Name: Richard Yarnold
Title: Tier Two Attorney

Caterpillar: Confidential Green

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH

By	/s/Brian Crowley
Name: Brian Crowley
Title: Managing Director

By	/s/Armen Semizian
Name: Armen Semizian
Title: Managing Director

Caterpillar: Confidential Green

ITAU UNIBANCO S.A. – MIAMI BRANCH

By	/s/Nuno Conceiçao
Name: Nuno Conceiçao
Title: Authorised Signatory

By	/s/Jorge I. Vera
Name: Jorge I. Vera
Title: VP – Operations Back Office

Signature Page to
Amendment No. 2 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

DBS BANK LTD., as the Additional Bank

By	/s/Kate Khoo
Name: Kate Khoo
Title: Vice President

Signature Page to
Amendment No. 2 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

THE BANK OF NEW YORK MELLON, as the Departing Bank

By	/s/Thomas J. Tarasovich
Name: Thomas J. Tarasovich, Jr.
Title: Senior Vice President

Signature Page to
Amendment No. 2 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)